SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 7, 1999
                                                           ------------


                            ICN Pharmaceuticals, Inc.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                              001-11397                       33-0628076
--------------                        ---------                       ----------
(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                    File Number)            Identification No.)


3300 Hyland Avenue
Costa Mesa, California                                                     92626
----------------------                                                    ------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (714) 545-0100
                                                                  --------------


                                       N/A
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5. Other Events

         On July 7, 1999, the Registrant issued a press release announcing that it intends to issue $100 million of Senior Notes through a private placement. On July 20, 1999, the Registrant completed the private placement of $125 million of Senior Notes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ICN Pharmaceuticals, Inc.


                                   By:      /s/ David C. Watt
                                            -----------------------------
                                            David C. Watt
                                            Executive Vice President,
                                            General Counsel and
                                            Secretary


Date: July 21, 1999


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                                  EXHIBIT INDEX

Exhibit Number   Description
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99.1             Text of Press Release issued by the Registrant on July 7, 1999.